UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: May 18, 2022
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As discussed below in Item 5.07, loanDepot, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company's stockholders approved an amendment of the Company's 2021 Omnibus Incentive Plan (the “Amended 2021 Plan”) and approved the Company's 2022 Employee Stock Purchase Plan (the “ESPP”). A summary of the material terms of the Amended 2021 Plan and the ESPP is set forth in the Company's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on May 2, 2022 (the “Proxy Statement”). A copy of the ESPP is included as Appendix A and the Amended 2021 Plan is included as Appendix B to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders

The final results of voting on each of the matters submitted to a vote of security holders during the 2022 Annual Meeting of Stockholders of the Company held on May 18, 2022 (the “Annual Meeting of Stockholders”), are as follows:

Class I directors for a term of three years

Director	For	Withheld	Broker Non-Votes
Dawn Lepore	1,398,001,829	3,601,895	—
Frank Martell	1,401,158,289	445,435	—
John Lee	1,397,406,097	4,197,627	—

Ratification of the appointment of Ernst & Young, LLP as Independent Auditors of the Company

For	Against	Abstain
1,401,430,186	153,691	19,847

The approval of the Company’s 2022 Employee Stock Purchase Plan

For	Against	Abstain
1,400,574,102	989,518	40,104

The approval to amend the Company’s the First Amendment to our 2021 Omnibus Incentive Plan to increase the number of LDI Class A Shares authorized for issuance by 10,168,835 shares

For	Against	Abstain
1,397,379,161	4,200,308	24,255

The approval, on an advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain
1,397,880,400	3,631,410	91,914

The approval, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers.

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
1,401,258,709	29,198	252,543	63,274	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2022

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Chief Financial Officer